UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2026

SOTHERLY HOTELS INC.
SOTHERLY HOTELS LP
(Exact name of Registrant as Specified in Its Charter)

Maryland (Sotherly Hotels Inc.) Delaware (Sotherly Hotels LP)	001-32379 (Sotherly Hotels Inc.) 001-36091 (Sotherly Hotels LP)	20-1531029 (Sotherly Hotels Inc.) 20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Huling Ave Memphis, Tennessee		38103
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (901)
346-8800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
8.0% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOB	The Nasdaq Stock Market LLC
7.875% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOO	The Nasdaq Stock Market LLC
8.25% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHON	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§ 240.12b-2
of this chapter).
Sotherly Hotels Inc
. ☐
Sotherly Hotels LP
 ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Sotherly Hotels Inc
. ☐
Sotherly Hotels LP
 ☐

Item 8.01.	Other Events.
As previously disclosed, pursuant to the Agreement and Plan of Merger dated October 24, 2025 (the “
Merger Agreement
”) by and among Sotherly Hotels, Inc. (the “
Company
”), KW Kingfisher LLC (“
Parent
”), and Parent’s wholly-owned subsidiary, Sparrows Nest LLC (“
Merger Sub
”), on February 12, 2026, Merger Sub merged with and into the Company, with the Company being the surviving entity (the “
Merge
r”).
Following the closing of the Merger, each share of the Company’s 8.0% Series B Cumulative Rede ema
ble Perpetual Preferred Stock (“
Series B
Preferred Stock
”), 7.875% Series C Cumulative Redeemable Perpetual Preferred Stock (“
Series C Preferred Stock
”), and 8.25% Series D Cumulative Redeemable Perpetual Preferred Stock (“
Series D Preferred Stock
” and collectively, the “
Company Preferred Stock
”) issued and outstanding immediately before the Effective Time (as defined in the Merger Agreement) became entitled to receive the Merger Consideration (as defined in the Merger Agreement) if the holder thereof elects to convert, subject to the terms and conditions contained in the Articles Supplementary that established the rights and preferences of the Company Preferred Stock (the “
Articles
”), including the share cap as defined therein, their respective shares of Company Preferred Stock into Company Common Stock (as defined in the Merger Agreement) after the closing of the Merger. As such, on February 27, 2026, the Company posted to its corporate website, and provided, the holders of the Company Preferred Stock (the “
Preferred Stockholders
”), a notice of Change of Control (as defined in the Articles) informing the Preferred Stockholders of the Change of Control and describing the resulting Change of Control Conversion Right (as defined in the Articles). The Company has designated March 20, 2026 as the Change in Control Conversion Date (as defined in the Articles). Copies of the notices of Change of Control for the Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock are attached as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form
8-K
and are incorporated herein solely for purposes of this Item 7.01 disclosure. Copies of each notice are attached as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form
8-K
and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d)
Exhibits

Exhibit No.	Description of Exhibit

99.1	Notice of Change of Control to Holders of 8.0% Series B Cumulative Redeemable Perpetual Preferred Stock, dated February 27, 2026.

99.2	Notice of Change of Control to Holders of 7.875% Series C Cumulative Redeemable Perpetual Preferred Stock, dated February 27, 2026.

99.3	Notice of Change of Control to Holders of 8.25% Series D Cumulative Redeemable Perpetual Preferred Stock, dated February 27, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: February 27, 2026

SOTHERLY HOTELS INC.

By:	/s/ Zach Schmidt
Zach Schmidt Chief Executive Officer

SOTHERLY HOTELS LP

by its General Partner, SOTHERLY HOTELS INC.

By:	/s/ Zach Schmidt
Zach Schmidt
Chief Executive Officer